Exhibit 32.1

Certification by the Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Constellium SE (the “Company”) on Form 10-Q for the period ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Jean-Marc Germain, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 31, 2025	By:	/s/ Jean-Marc Germain
Name: Jean-Marc Germain
Title: Chief Executive Officer